UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 21, 2015

Ares Commercial Real Estate Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One North Wacker Drive, 48th Floor, Chicago, IL	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 252-7500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On October 21, 2015 (the “Extension Date”), ACRC Lender U LLC, ACRC Lender U TRS LLC and ACRC Lender U Mezz LLC, subsidiaries of Ares Commercial Real Estate Corporation (the “Company”), and the Company,  entered into an amendment (the “UBS Facility Amendment”) amending its $140.0 million revolving master repurchase facility (the “UBS Facility”) with UBS Real Estate Securities Inc. (“UBS”). The amendment provided, among other things, that: (1) the initial maturity date of the UBS Facility was extended to October 21, 2018, which initial maturity date is subject to annual extensions in UBS’s sole discretion; (2) commercial real estate mezzanine loans are no longer an approved eligible asset class to be financed under the UBS Facility; and (3) the price differential (or interest rate) on the UBS Facility applicable to assets which are funded under the UBS Facility after the Extension Date (other than multiple advance assets for which the first advance occurred prior to the Extension Date) will be one-month LIBOR plus: (i) 1.88% per annum, for assets that are subject to an advance for one year or less, (ii) 2.08% per annum, for assets that are subject to an advance in excess of one year but less than two years; and (iii) 2.28% per annum, for assets that are subject to an advance for greater than two years; in each case, excluding amortization of commitment and exit fees.

The foregoing description is only a summary of certain material provisions of the UBS Facility Amendment and is qualified in its entirety by reference to a copy of such agreement, which is filed herewith as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit Number	Exhibit Description
10.1

Amendment No. 2 to Master Repurchase Agreement, dated as of October 21, 2015, among ACRC Lender U LLC and ACRC Lender U TRS LLC, as sellers, ACRC Lender U Mezz LLC, as mezzanine subsidiary, Ares Commercial Real Estate Corporation, as guarantor, and UBS Real Estate Securities Inc., as buyer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       October 26, 2015

ARES COMMERCIAL REAL ESTATE CORPORATION

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Vice President and Secretary

Exhibit Index

Exhibit Number	Exhibit Description
10.1

Amendment No. 2 to Master Repurchase Agreement, dated as of October 21, 2015, among ACRC Lender U LLC and ACRC Lender U TRS LLC, as sellers, ACRC Lender U Mezz LLC, as mezzanine subsidiary, Ares Commercial Real Estate Corporation, as guarantor, and UBS Real Estate Securities Inc., as buyer.